SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.     )


Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

 [ ] Preliminary Proxy Statement

 [ ] Confidential, for Use of the Commission Only (as permitted by
                    Rule 14a-6(e)(2))

 [x] Definitive Proxy Statement

 [ ] Definitive Additional Materials

 [ ] Soliciting Material Pursuant to Sect. 240.14a-11(c) or Sect. 240.14a-12



                        PROGENICS PHARMACEUTICALS, INC.
               (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [x] No fee required

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed aggregate value of transaction:

     5)  Total fee paid:

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                        PROGENICS PHARMACEUTICALS, INC.
                          777 Old Saw Mill River Road
                           Tarrytown, New York 10591


                                                                    May 1, 1998



Dear Stockholder:

          You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held on Tuesday, June 9, 1998 at 1:00 p.m. local time at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York.

          At this meeting, you will be asked to consider and vote upon the election of directors of the Company, an amendment to the Company's Amended 1996 Stock Incentive Plan, the adoption of the Company's 1998 Employee Stock Purchase Plan and 1998 Non-Qualified Employee Stock Purchase Plan and the ratification of the Board of Directors' selection of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for the fiscal year ending December 31, 1998.

          The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and cordially invites you to attend the meeting in person. It is in any event important that your shares be represented and we ask that you sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

          Thank you for your cooperation.

                                   Very truly yours,

                                   PAUL J. MADDON, M.D., PH.D.
                                   Chairman of the Board of Directors

                        PROGENICS PHARMACEUTICALS, INC.
                          777 Old Saw Mill River Road
                           Tarrytown, New York 10591

                       ________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       ________________________________

                                                            Tarrytown, New York
                                                                    May 1, 1998

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PROGENICS PHARMACEUTICALS, INC. (the "Company"), a Delaware corporation, will be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York on Tuesday, June 9, 1998 at 1:00 p.m. local time, for the purposes of considering and voting upon the following matters, as more fully described in the attached Proxy Statement:

          1. To elect seven directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

          2. To approve and adopt an amendment to the Company's Amended 1996 Stock Incentive Plan increasing the maximum number of shares of the Company's Common Stock available thereunder for issuance from 1,050,000 to 2,000,000;

          3. To approve and adopt the Company's 1998 Employee Stock Purchase Plan providing for the issuance of up to 150,000 shares of the Company's Common Stock thereunder and the Company's 1998 Non-Qualified Employee Stock Purchase Plan providing for the issuance of up to 50,000 shares of the Company's Common Stock thereunder;

          4. To ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for the fiscal year ending December 31, 1998; and

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

          Only those stockholders of record at the close of business on May 1, 1998 will be entitled to receive notice of, and vote at, said meeting. A list of stockholders entitled to vote at the meeting is open to examination by any stockholder at the principal offices of the Company, 777 Old Saw Mill River Road, Tarrytown, New York 10591.

          All stockholders are cordially invited to attend the meeting in person. In any event, please mark your votes, then date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. Please note that the accompanying form of proxy must be returned to record your vote. The proxy is revocable by you at any time prior to its exercise. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

                                   By order of the Board of Directors

                                   ROBERT A. MCKINNEY
                                   Secretary

                        PROGENICS PHARMACEUTICALS, INC.
                          777 Old Saw Mill River Road
                           Tarrytown, New York 10591

                       ________________________________

                                PROXY STATEMENT
                       ________________________________


          This Proxy Statement is furnished to holders of the Common Stock, par value $.0013 per share (the "Common Stock"), of Progenics Pharmaceuticals, Inc. (the "Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders to be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York on Tuesday, June 9, 1998, at 1:00 p.m. local time, and at any and all adjournments thereof. Stockholders may revoke the authority granted by their execution of proxies at any time prior to their use by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by attending the meeting and voting in person. Solicitation of proxies will be made chiefly through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company. The Company may also enlist the aid of brokerage houses or the Company's transfer agent in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company. This proxy statement and accompanying form of proxy are being mailed to stockholders on or about May 1, 1998.

          Shares of the Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them FOR the election of the seven nominees named herein, FOR the approval and adoption of the amendment to the Company's Amended 1996 Stock Incentive Plan, FOR the approval and adoption of the Company's 1998 Employee Stock Purchase Plan and 1998 Non-Qualified Employee Stock Option Plan and FOR ratification of the Board of Directors' selection of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for the fiscal year ending December 31, 1998.

          If a quorum is present at the meeting, those nominees receiving a plurality of the votes cast will be elected as directors. A majority of the votes cast (excluding abstentions and broker non-votes) will be required for the approval and adoption of the amendment to the Company's Amended 1996 Stock Incentive Plan, for the approval and adoption of the Company's 1998 Employee Stock Purchase Plan and 1998 Non-Qualified Employee Stock Purchase Plan and for the ratification of the Board's selection of Coopers & Lybrand L.L.P. as the Company's independent accountants.


                                    VOTING

          Only stockholders of record at the close of business on May 1, 1997 will be entitled to vote at the meeting or any and all adjournments thereof. As of May 1, 1997 the Company had outstanding 9,003,753 shares of the Common Stock, the Company's only class of voting securities outstanding. Each stockholder of the Company will be entitled to one vote for each share of the Common Stock registered in his or her name on the record date. A majority of all shares of the Common Stock outstanding constitutes a quorum and is required to be present in person or by proxy to conduct business at the meeting.

                BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN
                          STOCKHOLDERS AND MANAGEMENT

          The following table sets forth certain information, as of April 20, 1998, except as noted, regarding the beneficial ownership of the Common Stock by (i) each person or group known to the Company to be the beneficial owner of more than 5% of the Common Stock outstanding, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company named below and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares listed.

                                           Number of Shares
                                             Beneficially    Percent of
 Name and Address of Beneficial Owner (1)     Owned (2)      Class (2)

 Entities affiliated with Tudor
 Investment Corporation (3)............      2,384,314          25.9%
  600 Steamboat Road with
  Greenwich, CT 06830
 Paul Tudor Jones, II (4)..............      2,872,939          31.2%
  600 Steamboat Road
  Greenwich, CT 06830
 Paul J. Maddon, M.D., Ph.D.(5)........      1,425,000          14.7%
 Charles A. Baker (6)..................         48,750            *
 Mark F. Dalton (7)....................      2,432,314          26.4%
 Stephen P. Goff, Ph.D. (8)............         63,750            *
 Elizabeth M Greetham (9)..............        262,500           2.9%
 Paul F. Jacobson (10).................        189,039           2.1%
 David A. Scheinberg, M.D., Ph.D.(11)..        127,868           1.4%
 Robert J. Israel, M.D.(12)............         58,126            *
 Robert A. McKinney (13)...............         65,000            *
 All directors and executive officers
  as a group (14)......................      4,672,347          45.6%
_______________________________
*  Less than 1%

(1) Unless otherwise specified, the address of each beneficial owner is c/o the Company, 777 Old Saw Mill River Road, Tarrytown, New York 10591.

(2) Except as indicated and pursuant to applicable community property laws, each stockholder possesses sole voting and investment power with respect to the shares of Common Stock listed. The number of shares of Common Stock beneficially owned includes the shares issuable pursuant to stock options and warrants that may be exercised within 60 days after April 30, 1998. Shares pursuant to such options and warrants are deemed outstanding for computing the percentage of beneficial ownership of the person holding such options and warrants but are not deemed outstanding for computing the percentage of beneficial ownership of any other person.

(3) The number of shares owned by entities affiliated with Tudor Investment Corporation ("TIC") consists of 1,704,501 shares held of record by Tudor BVI Futures, Ltd., an international business company organized under the law of the British Virgin Islands ("Tudor BVI"), 142,851 shares of Common Stock issuable to Tudor BVI upon the exercise of currently exercisable warrants, 287,813 shares held of record by TIC, 164,499 shares held of record by Tudor Arbitrage Partners L.P. ("TAP"), 41,125 shares of Common Stock issuable to TAP upon the exercise of currently exercisable warrants, 22,500 shares held of record by Tudor Proprietary Trading, L.L.C. ("TPT"), 5,625 shares of Common Stock issuable to TPT upon the exercise of currently exercisable warrants and 15,400 shares of Common Stock issuable to Tudor Global Trading LLC ("TGT") upon the exercise of currently exercisable warrants. In addition, because TIC provides investment advisory services to Tudor BVI, it may be deemed to beneficially own the shares held by such entity. TIC disclaims beneficial ownership of such shares. TGT is the general partner of TAP. TGT disclaims beneficial ownership of shares held by TAP. The number set forth does not include shares owned of record by Mr. Jones and Mr. Dalton. See Notes 4 and 7.

(4) Includes 2,384,314 shares beneficially owned by entities affiliated with TIC. Mr. Jones is the Chairman and principal stockholder of TIC, the Chairman and indirect principal equity owner of TGT, the indirect principal equity owner of TAP and the Chairman and indirect principal equity owner of TPT. Mr. Jones may be deemed the beneficial owner of shares beneficially owned, or deemed beneficially owned, by entities affiliated with TIC. Mr. Jones disclaims beneficial ownership of such shares. See Note 3.

(5) Includes 675,000 shares subject to stock options held by Dr. Maddon and exercisable within 60 days of the date hereof.

(6) Includes 3,750 shares of Common Stock issuable to the Baker Family Limited Partnership ("BFLP") upon the exercise of currently exercisable warrants, 15,000 shares owned by the BFLP, and 30,000 shares subject to stock options held by Mr. Baker and exercisable within 60 days of the date hereof.

(7) Includes 31,500 shares held of record directly by Mr. Dalton and 16,500 shares of record held by DF Partners, a family partnership of which Mr. Dalton is the managing general partner with a 5% interest. The remaining 95% partnership interest is held by trusts for the benefit of Mr. Dalton's children. As to such 95% interest, Mr. Dalton disclaims beneficial interest. The number set forth includes 2,384,314 shares beneficially owned by entities affiliated with TIC. Mr. Dalton is President of TIC, TGT and TPT. Mr. Dalton disclaims beneficial ownership of shares beneficially owned, or deemed beneficially owned, by entities affiliated with TIC. See
    Note 3.

(8) Includes  26,250   shares  subject  to  stock  options  held  by  Dr.  Goff
    exercisable within 60 days of the date hereof.

(9) Consists of 131,250 shares held of record by Weiss, Peck & Greer ("WPG") Life Sciences Fund, L.P. ("WPGLSF") and 5,625 shares of Common Stock issuable to WPGLSF upon the exercise of currently exercisable warrants and 116,250 shares held of record by WPG Institutional Life Sciences Fund, L.P.("WPGILSF") and 9,375 shares of Common Stock issuable to WPGILSF upon the exercise of currently exercisable warrants. Ms. Greetham, who is the Portfolio Manager for both WPGLSF and WPGILSF, disclaims beneficial ownership of all such shares except to the extent of her beneficial interest in WPGLSF.

(10)Includes 3,750 shares of Common Stock issuable to Mr. Jacobson upon the exercise of currently exercisable warrants and 27,000 shares subject to stock options held by Mr. Jacobson exercisable within 60 days of the date hereof.

(11)Includes 938 shares of Common Stock issuable to Dr. Scheinberg upon the exercise of currently exercisable warrants and 123,180 shares subject to stock options held by Dr. Scheinberg exercisable within 60 days of the date hereof.

(12)Consists of 58,126 shares subject to stock options held by Dr. Israel exercisable within 60 days of the date hereof.

(13)Consists of 65,000 shares subject to stock options held by Mr. McKinney exercisable within 60 days of the date hereof.

(14)Includes shares held by affiliated entities as set forth in the above table and 1,232,995 shares in the aggregate issuable upon the exercise of stock options or warrants held by officers or directors or entities deemed affiliates of certain directors.

                      PROPOSAL I:  ELECTION OF DIRECTORS

          At the meeting, seven directors (constituting the entire Board of Directors) are to be elected to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The proxies given pursuant to this solicitation will be voted in favor of the seven nominees listed below unless authority is withheld. Should a nominee become unavailable to serve for any reason, the proxies will be voted for an alternative nominee to be determined by the persons named in the proxy. The Board of Directors has no reason to believe that any nominee will be unavailable. Proxies cannot be voted for a greater number of persons than the number of nominees named. The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors.

Information Concerning Nominees

          The persons nominated as directors of the Company (all of whom are currently directors of the Company), their respective ages, the year in which each first became a director of the Company and their principal occupations or employment during the past five years are as follows:

                                             Year
                                            First
                                           Elected
Name                                Age    Director  Position with the Company

 Paul J. Maddon, M.D., Ph.D........  38      1986    Chairman of the Board of
                                                     Directors, Chief Executive
                                                     Officer, President and
                                                     Chief Science Officer
 Charles A. Baker(1)...............  65      1994    Director
 Mark F. Dalton(1).................  47      1990    Director
 Stephen P. Goff, Ph.D.(2).........  46      1993    Director
 Elizabeth M Greetham(2)...........  48      1994    Director
 Paul F. Jacobson(1)...............  43      1990    Director
 David A. Scheinberg, M.D., Ph.D.(2) 42      1996    Director

(1) Member of Compensation Committee
(2) Member of Audit Committee

     Paul J. Maddon, M.D., Ph.D. is the founder of the Company and has served in various capacities since its inception, including Chairman of the Board of Directors, Chief Executive Officer, President and Chief Science Officer. From 1981 to 1988, Dr. Maddon performed research at the Howard Hughes Medical Institute at Columbia University in the laboratory of Dr. Richard Axel. Dr. Maddon serves on two NIH scientific review committees and is a member of the editorial board of the Journal of Virology. He received a B.A. in biochemistry and mathematics and an M.D. and a Ph.D. in biochemistry and molecular biophysics from Columbia University. Dr. Maddon has been an Adjunct Assistant Professor of Medicine at Columbia University since 1989.

     Charles A. Baker has been the Chairman, President and Chief Executive Officer of The Liposome Company, Inc., a biotechnology company located in Princeton, NJ, since 1989. Mr. Baker is currently a director of Regeneron Pharmaceuticals, Inc., a biotechnology company. He is a member of the Council of Visitors of the Marine Biological Laboratory at Woods Hole, MA. Mr. Baker has more than 30 years of pharmaceutical industry experience, and has held senior management positions at Pfizer, Abbott Laboratories, Squibb Corporation, and A.L. Laboratories. Mr. Baker received a B.A. from Swarthmore College and a J.D. from Columbia University.

     Mark F. Dalton has been the President and a director of Tudor Investment Corporation, an investment advisory company, and its affiliates since 1988. From 1979 to 1988, he served in various senior management positions at Kidder, Peabody & Co. Incorporated, including Chief Financial Officer. Mr. Dalton is currently a director of several private companies in the U.S., Europe and Asia as well as a closed-end investment fund traded on the Hong Kong Stock Exchange. Mr. Dalton received a B.A. from Denison University and a J.D. from Vanderbilt University.

     Stephen P. Goff, Ph.D. has been a member of the Company's Virology Scientific Advisory Board since 1988 and has been its Chairman since April 1991. Dr. Goff has been the Higgins Professor in the Departments of
Biochemistry and Microbiology at Columbia University since June 1990. He received an A.B. in biophysics from Amherst College and a Ph.D. in biochemistry from Stanford University. Dr. Goff performed post-doctoral research at the Massachusetts Institute of Technology in the laboratory of Dr. David Baltimore.

     Elizabeth M. Greetham has been the Portfolio Manager for Weiss, Peck & Greer ("WPG") Life Sciences Fund, L.P. and WPG Institutional Life Sciences Fund, L.P. since 1992 and was a Health Care Analyst at WPG, L.L.C. from 1990 to 1992. Ms. Greetham is also a director of Guilford Pharmaceuticals, a biopharmaceutical company, and ChiRex Inc. and Pathogenesis Corporation, both of which are pharmaceutical companies. She received an M.A. (hons) in Economics from Edinburgh University.

     Paul F. Jacobson, a private investor, was a Managing Director of fixed income securities at Deutsche Bank from January 1996 to November 1997. He was President of Jacobson Capital Partners from 1993 to 1996. From 1986 to 1993, Mr. Jacobson was a partner at Goldman, Sachs, where he was responsible for government securities trading activities. Mr. Jacobson received a B.A. from Vanderbilt University and an M.B.A. from Washington University.

     David A. Scheinberg, M.D., Ph.D. has been a member of the Company's Cancer Scientific Advisory Board since 1994. Dr. Scheinberg has been associated with Sloan-Kettering since 1986, where he has held the positions of Associate Professor (since 1994) and Chief (since 1992), Leukemia Service, Member of the Clinical Immunology Service (since 1987) and Head, Laboratory of Hematopoietic Cancer Immunochemistry, Sloan-Kettering Institute (since 1989). He also has held the position of Associate Professor of Medicine and Molecular Pharmacology, Cornell University Medical College (since 1994). He received a B.A. from Cornell University, and an M.D. and a Ph.D. in pharmacology and experimental therapeutics from The Johns Hopkins University.

Meetings and Committees of the Board of Directors

          During the fiscal year ended December 31, 1997, the Board of Directors of the Company held six meetings. Each of the incumbent directors except Ms. Greetham and Mr. Jacobson attended more than 75% of the aggregate number of meetings held by the Board and the Committees thereof on which he or she served.

          The Audit Committee reviews the annual financial statements of the Company prior to their submission to the Board of Directors, consults with the Company's independent auditors, and examines and considers such other matters in relation to the internal and external audit of the Company's account and in relation to the financial affairs of the Company and its accounts, including the selection and retention of independent auditors. The Audit Committee held no meetings during the fiscal year ended December 31, 1997.

          The Compensation Committee makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company, establishes and approves salaries and incentive compensation for certain senior officers and employees and administers and grants stock options pursuant to the Company's stock option plans. The Compensation Committee met informally by telephone during the fiscal year ended December 31, 1997 and held no formal meetings.

          The Company has no standing nominating committee and no committee performing a similar function.

Compensation of Directors

          Directors do not receive compensation in their capacities as directors. All of the directors are reimbursed for their expenses in connection with their attendance at Board and committee meetings. In addition, Dr. Goff and Dr. Scheinberg receive annual compensation in the amounts of $30,000 and $24,000, respectively, for their services as members of the Company's Virology Scientific Advisory Board and Cancer Scientific Advisory Board, respectively. See also "Certain Transactions."

Voting

          Those nominees  receiving a  plurality of  the  votes  cast  will  be
elected directors.   Abstentions  and broker  non-votes  will  not  affect  the outcome of the election.

          The Board of Directors of the Company deems the election of the seven nominees listed above as directors to be in the best interest of the Company and its stockholders and recommends a vote "FOR" their election.


                            EXECUTIVE COMPENSATION

          The following table sets forth information regarding the aggregate compensation paid by the Company for the two fiscal years ended December 31, 1997 to the Company's Chief Executive Officer and other executive officers whose total compensation exceeded $100,000 during the last fiscal year:


                          SUMMARY COMPENSATION TABLE

                                                             Stock
                            Fiscal Annual Compensation(1)    Option
Name and Principal Position  Year    Salary      Bonus       Grants    Other(2)

Paul J. Maddon, M.D., Ph.D   1997    $250,000  $200,000         -       $1,662
 Chairman of the Board,      1996     165,000    70,000         -        1,662
 Chief Executive Officer,
 President and Chief
 Science Officer

Robert J. Israel, M.D.       1997     185,000    45,000   75,000 shares    -
 Vice President, Medical     1996     175,000    25,000   18,750 shares    -
 Affairs

Robert A. McKinney.          1997     105,000    21,000   40,000 shares    -
 Vice President, Finance     1996     100,000     9,000   15,000 shares    -
 and Operations and
 Treasurer

_______________________________
(1)Annual compensation consists of base salary and bonus. As to each individual named, the aggregate amounts of all perquisites and other personal benefits, securities and property not included in the summary compensation table above or described below do not exceed the lesser of $50,000 or 10% of the annual compensation.

(2)Other compensation consisted solely of an annual premium paid on a long-term disability policy.

     The following table sets forth certain information relating to stock option grants to the executive officers named above during the fiscal year ended December 31, 1997:

      STOCK OPTION GRANTS DURING THE FISCAL YEAR ENDED DECEMBER 31, 1997

                                        Percent                    Potential Realizable
                                        of Total                     Value at Assumed
                               Number    Option                       Annual Rates of
                             of Shares   Shares    Exercise            Stock Price
                             Underlying Granted     Price   Expir-     Appreciation
                              Options    to Em-      per    ation     for Option Term
 Name                         Granted   Ployees*    Share    Date      5%       10%
 Paul J. Maddon, M.D., Ph.D      -         -         -       -         -         -

 Robert J. Israel, M.D.....   75,000     23.8%     $4.00   3/31/07  $188,688  $478,123

 Robert A. McKinney........   40,000     12.7%      4.00   3/31/07  $100,623  $255,000

_______________________________
* During the 1997 fiscal year options to purchase 315,375 shares were granted to employees.

          The following table sets forth information as to the exercises of options during the fiscal year ended December 31, 1997 and the number and value of unexercised options held by the executive officers named above as of December 31, 1997:

                            YEAR-END OPTION VALUES

                                      Number of
                                  Shares Underlying         Value of Unexercised
                                 Unexercised Options       In-the-Money Options*
Name                         Exercisable  Unexercisable  Exercisable  Unexercisable
Paul J. Maddon, M.D., Ph.D.    375,000       375,000      $3,205,228    $3,251,250

Robert J. Israel, M.D.....      38,438       111,562      $  384,380    $1,115,620

Robert A. McKinney........      53,250        54,250      $  544,875    $  542,500

_______________________________
* Based on a closing price of $14.00 on December 31, 1997 on the Nasdaq National Market.

Employment Agreements

          The Company has entered into an employment agreement with Paul J. Maddon, M.D., Ph.D. pursuant to which Dr. Maddon is to serve as Chairman of the Board, President, Chief Executive Officer and Chief Science Officer of the Company at an annual salary of $250,000 for 1998 to increase at a rate of 10% per year and a guaranteed minimum bonus of $15,000 per year. The agreement expires on December 15, 1998, but it is automatically renewed annually thereafter for up to five successive one-year periods unless either the Company or Dr. Maddon gives notice not to renew at least 90 days before the end of the initial term or any renewal term. Under the agreement, Dr. Maddon was also granted an option to purchase 750,000 shares of the Common Stock at exercise prices of $5.33 per share with respect to 664,774 shares and $5.87 per share with respect to 85,226 shares. The agreement provides that, upon termination by the Company without cause (as defined in the agreement), the Company will continue to pay Dr. Maddon's annual salary and minimum bonus through the end of the then current term.

          The Company has in effect an employment arrangement with Robert J. Israel, M.D. pursuant to which Dr. Israel is to serve as Vice President, Medical Affairs of the Company at an annual salary of $185,000 and is entitled to nine months' salary if his employment is terminated by the Company without cause.

Compensation Committee Report on Executive Compensation

          The Compensation Committee's policies applicable to the compensation of the Company's executive officers are based on the principle that total compensation should be set to attract and retain those executives critical to the overall success of the Company and should reward executives for their contributions to the enhancement of shareholder value.

          The key elements of the executive compensation package are base salary, employee benefits applicable to all employees, an annual bonus and long-term incentive compensation in the form of stock options. In general, the Compensation Committee has adopted the policy that compensation for executive officers should be competitive with that paid by leading biotechnology companies for corresponding senior executives. The Compensation Committee also believes that it is important to have stock options constitute a substantial portion of executive compensation in order to help executives align their interests with those of the stockholders.

          In determining the compensation for each executive officer, the Compensation Committee generally considers (i) data from outside studies and proxy materials regarding compensation of executive officers at comparable companies, (ii) the input of other directors regarding individual performance of each executive officer and (iii) qualitative measures of Company performance such as progress in the development of the Company's technology, the engagement of corporate partners for the commercial development and marketing of products and the success of the Company in raising the funds necessary to conduct research and development. The Compensation Committee's consideration of such factors is subjective and informal.

          The compensation of Paul J. Maddon, the Chief Executive Officer of the Company, for 1997 consisted of $250,000 in annual salary and $200,000 in bonuses. In approving the bonuses and the increase in Dr. Maddon's annual salary from $165,000 to $250,000, the Compensation Committee considered the importance of the collaboration agreement with Bristol-Myers Squibb Company entered into in 1997 and the success of the Company's initial public offering in November of 1997 and concluded that Dr. Maddon's leadership contributed significantly to the Company's achievements and progress in the past and that Dr. Maddon will continue to make significant contributions to the Company's performance in the future.

                                 Compensation Committee of the
                                      Board of Directors

                                      Charles A. Baker
                                      Mark F. Dalton
                                      Paul F. Jacobson


Comparative Stock Performance Graph

          The graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total stockholder return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Pharmaceutical Index, assuming an investment of $100 on November 19, 1997, the date of the Company's initial public offering, in each of the Company's Common Stock, the stocks comprising the Nasdaq Market Index and the stocks comprising the Nasdaq Pharmaceutical Index.

                         Progenics   Nasdaq Market  Nasdaq Pharm.
              11/19/97      100           100            100
              12/31/97      175          98.52          96.71

Section 16(a) Beneficial Ownership Reporting and Compliance

          Based solely on a review of the reports under Section 16(a) of the Exchange Act and representations furnished to the Company during the last fiscal year, the Company believes that each of the persons required to file such reports is in compliance with all applicable filing requirements.

Certain Transactions

          In March 1997, the Company entered into a loan guarantee agreement (the "Loan Guarantee Agreement") with a principal stockholder of the Company, Tudor BVI Futures, Ltd. ("Tudor BVI"), and with Tudor Group Holdings LLC ("Tudor Group" and, together with Tudor BVI, the "Guarantors"), an affiliate of Tudor Investment Corporation, a principal stockholder of the Company, wherein the Guarantors agreed to guarantee the performance of the Company's obligations under a bank loan agreement that provided for borrowings of up to $2,000,000. Tudor BVI agreed to provide 78% of the guarantee, and Tudor Group agreed to provide the remaining 22% of the guarantee. In consideration for these guarantees, the Company issued to Tudor BVI and Tudor Global Trading LLC ("TGT"), a subsidiary of Tudor Group, warrants to purchase in the aggregate 54,600 shares and 15,400 shares of Common Stock, respectively, at an exercise price of $4.00 per share. These warrants are immediately exercisable and expire in March 2002. In July 1997, the Company repaid $2.0 million in borrowings outstanding under the bank loan agreement, representing all borrowings thereunder.

          Various directors, officers and 5% stockholders of the Company and their respective affiliates are entitled to certain registration rights with respect to their securities of the Company.

          The Company believes that the transactions described above were entered into on terms no less favorable to the Company than could be obtained from third parties on an arm's length basis.


    PROPOSAL II: AMENDMENT OF THE COMPANY'S AMENDED 1996 STOCK INCENTIVE PLAN

          The Company's Board of Directors has determined that additional shares of the Common Stock should be made available for awards to the Company's employees, directors, advisors and consultants who will be responsible for the financial success and growth of the business of the Company. Accordingly, the Board has unanimously approved, subject to stockholder approval, an amendment to the Company's Amended 1996 Stock Incentive Plan (the "Plan") to increase the maximum number of shares of Common Stock available for grant thereunder from 1,050,000 shares to 2,000,000 shares. If the amendment to the Plan is not approved by the stockholders, the Company will reevaluate how it will provide incentives to the Company's existing and future employees, directors, advisors and consultants.

Summary of the Plan

          The following is a brief summary of the Plan as proposed to be amended.

          Purpose The purpose of the Plan is to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate and retain employees, directors, advisors and consultants and to provide a means to encourage stock ownership and a proprietary interest in the Company by the employees, directors, advisors and consultants upon whose judgment, initiative and efforts the financial success and growth of the business of the Company largely depend.

          Eligible Employees The eligible participants in the Plan are the Company's employees, directors, advisors and consultants, as determined and designated from time to time by the Company's Compensation Committee in its sole discretion. At April 30, 1998 there were 32 employees, 6 non-employee directors and approximately 25 other advisors and consultants eligible to participate in the Plan.

          Grants Under the Plan The Plan provides for the grant of options to purchase the Common Stock (including both options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified options), stock appreciation rights, restricted stock, performance shares and phantom stock, as described more fully below.

          Administration     The  Plan  is  administered  by  the  Compensation
Committee of the Board of Directors of the Company.

          Subject to the provisions of the Plan, the Compensation Committee has the authority and discretion to grant awards under the Plan, to interpret the provisions of the Plan and the award agreements made thereunder and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plan.

          Maximum Shares to be Issued The number of shares of Common Stock which may be issued pursuant to the grant of awards under the Plan may not exceed 2,000,000 in the aggregate (subject to antidilution adjustments). Any shares subject to an award granted under the Plan that cease to be issuable thereunder will thereafter be available for further award grants.

          Stock Option Grants The Compensation Committee specifies the terms and conditions of stock options granted under the Plan including without limitation the number of shares covered by each option, the exercise price, the option period, any vesting restrictions with respect to the exercise of the option and whether each option is intended to qualify as an incentive stock option. No option under the Plan may have an option exercise period of more than ten years. Options intending to qualify as incentive stock options must have an exercise price per share of not less than the fair market value of the Common Stock on the date of grant. Furthermore, options intending to qualify as incentive stock options and granted to a person who at the time of the grant holds more than 10% of the total combined voting power of all classes of stock of the Company must have an exercise price per share of not less than 110% of the fair market value of the Common Stock on the date of grant and an option exercise period of not more than five years.

          Stock Appreciation Rights Stock appreciation rights, which may be granted alone or in tandem with stock options, entitle the participant to receive in cash or in shares of the Common Stock the difference between the fair market value of the Common Stock on the date of exercise and a base price set at the time of grant. The Compensation Committee specifies the terms and conditions of the stock appreciation rights granted under the Plan including without limitation the number of shares covered by each grant, the base price, the exercise period (which may in no event exceed ten years), any vesting restrictions with respect to exercise and whether payment will be in cash or shares.

          Restricted Stock Awards Restricted stock is issued to participants pursuant to restrictions on transfer and subject to risk of forfeiture if certain conditions are not met, such as continuing employment with the Company. The Compensation Committee specifies the terms and conditions of each restricted stock award under the Plan including without limitation the number of shares issued, the price if any to be paid for the shares and the vesting schedule with respect to the lapse of restrictions.

          Performance Awards Performance awards entitle the participant to receive cash or shares of the Common Stock upon the achievement of certain performance goals. The Compensation Committee specifies the terms and conditions of the performance awards under the Plan including without limitation the dollar amount and number of shares covered by each award and the performance goals to be achieved and the period of time to achieve those goals (which may in no event exceed ten years). The Compensation Committee may also in its discretion make revisions to the awards subsequent to their initial grant and will determine the extent to which performance goals have been reached.

          Phantom Stock Phantom stock awards entitle the participant to receive a cash payment equal to a hypothetical number of shares of the Common Stock times the difference between the fair market value of the Common Stock on the date the award becomes vested and the fair market value of the Common Stock on the date of grant. The Compensation Committee specifies the terms and conditions of the phantom stock awards under the Plan including without limitation the number of hypothetical shares covered by each grant, the vesting period (which may in no event exceed ten years) and the maximum amount if any to be paid under the award.

          Restrictions on Transfer Awards under the Plan may not be transferred by a participant other than by will or by the laws of descent and distribution and may be exercised during the participant's lifetime only by the participant. Notwithstanding the foregoing, participants may, to the extent permitted by the Compensation Committee, transfer nonqualified options to members of the participant's immediate family or to charitable institutions.

          Federal Income Tax Consequences The grant of awards under the Plan will have no federal income tax consequences to either the Company or the participant (unless, with respect to the issuance of restricted stock, the participant files an election to be taxed currently under section 83(b) of the
Code). The exercise of incentive stock options will generally have no federal income tax consequences to either the Company or the participant, although the excess of the value of the stock over the exercise price is potentially subject to the alternative minimum tax under Section 55 of the Code. Upon exercise of nonqualified options or stock appreciation rights, the vesting of restricted stock (or the issuance thereof if the participant files a section 83(b) election) and any payment to the participant with respect to performance awards and phantom stock, the participant will be subject to federal income tax on the excess of the value of the stock over the amount paid therefor and the Company will be entitled to take a corresponding federal income tax deduction (subject to the limitation on deductibility of executive compensation).

          The foregoing is a general description of the federal income tax consequences relating to the grant and payment with respect to awards under the Plan. It does not purport to cover the special rules under the Code, administrative and judicial interpretations, possible changes in the law or state and local income tax consequences.

          Amendment The Board of Directors of the Company may at any time amend or terminate the Plan, provided that no such amendment may be made without the approval of the stockholders of the Company to the extent approval is required by applicable laws, rules or regulations and provided further that no amendment or termination may adversely affect the rights of a participant with respect to an outstanding award.

Grant Information

          At December 31, 1997, there were outstanding options with respect to 516,000 shares of the Common Stock granted pursuant to the Plan. It is not possible to determine the award grants that will be made pursuant to the Plan in the future. The table below sets forth information regarding award grants, all of which were in the form of stock option grants, made under the Plan during the fiscal year ended December 31, 1997.

                                                       Number of
                                          Dollar     Shares Under-
   Name and Position                      Value*     lying Options

Paul J. Maddon, M.D., Ph.D..........        -             -
 Chairman of the Board, President,
 Chief Executive Officer and Chief
 Science Officer

Robert J. Israel, M.D...............        -            75,000
 Vice President, Medical Affairs

Robert A. McKinney..................        -            40,000
 Vice President, Finance and
 Operations and Treasurer

All current executive officers
 as a group.........................        -           115,000

All current directors who are not
 executive officers as a group .....        -            75,000

All employees, including all current
 officers who are not executive
 officers, as a group...............        -           116,500
_______________

* Based upon the excess of the fair market value of the Common Stock on the date of grant over the exercise price.

Voting

          Under applicable rules of the Nasdaq Stock Market, the amendment must be approved by the affirmative vote of the holders of a majority of the shares of the Common Stock present, or represented, and entitled to vote at the meeting. Abstentions from voting on this proposal will have the effect of a "no" vote. Broker non-votes are not considered shares present, are not entitled to vote and therefore will not affect the outcome of the vote on this proposal.


          The Board of Directors of the Company deems the amendment to the Company's Amended 1996 Stock Incentive Plan to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal II.

 PROPOSAL III: ADOPTION OF THE COMPANY'S 1998 EMPLOYEE STOCK PURCHASE PLAN AND
                1998 NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

          The Company's Board of Directors has determined that it is desirable to encourage employees of the Company to acquire an equity interest in the Company's success by making shares of the Common Stock available for purchase by all employees on favorable terms. Accordingly, the Board has unanimously approved, subject to stockholder approval, (i) the adoption of the Company's 1998 Employee Stock Purchase Plan (the "ESPP") providing for the grant to employees of the Company of options to purchase up to 150,000 shares of the Common Stock and (ii) the adoption of the Company's 1998 Non-Qualified Employee Stock Purchase Plan (the "Non-Qualified ESPP") providing for the grant to employees of the Company of options to purchase up to 50,000 shares of the Common Stock. The texts of the ESPP and the Non-Qualified ESPP (collectively, the "Plans") are set forth at Appendix A hereto and Appendix B hereto, respectively.

          The Company's Board of Directors has authorized the grant of the first options under the Plans, subject to stockholder approval, effective July 1, 1998. If the Plans are not approved by the stockholders of the Company, the Company will rescind the options granted thereunder and will reconsider how it will encourage employees of the Company to acquire an equity interest in the Company's success.

Summary of the Plans

          The following is a brief summary of the Plans.

          Purpose   The  purpose  of  the  Plans  is  to  aid  the  Company  in attracting, compensating and retaining well qualified employees by providing them with an equity interest in the Company's success.

          Eligible Employees Substantially all employees of the Company, including executive officers, are eligible to participate in the Plans. Any employee holding a beneficial interest in more than 5% of the Common Stock is not eligible to participate in the ESPP and will participate solely in the Non-Qualified ESPP. At April 30, 1998 there were 32 employees of the Company eligible to participate in the Plans.

          Options Under the Plans The Plans provide for the grant on a quarterly basis starting July 1, 1998 of options to purchase the Common Stock with up to 25% of each employee's pay during such quarter, as such percentage may be determined by the Board of Directors of the Company. The Board of Directors has determined that the initial option grants under the Plans will be for only 10% of each employee's pay during the fiscal quarter from July 1, 1998 to September 30, 1998.

          Each option will expire six months after the date of grant and must be exercised on a date chosen by each employee during the three-month period prior to the date of expiration. Payment for the shares upon exercise will be in cash or, at the discretion of the Compensation Committee of the Board of Directors, in shares of the Common Stock. The Company will not withhold any amount from any employee's pay prior to exercise of an option.

          The ESPP provides that the fair market value of the option shares subject to a grant on the first day of the quarter may not exceed $6,250. In the event any employee's pay is such that the applicable percentage thereof determined by the Board of Directors of the Company results in option shares having greater than a $6,250 fair market value, such excess will be granted from the Non-Qualified ESPP.

          Administration   The  Plans  are  administered  by  the  Compensation
Committee of the Board of Directors of the Company.

          To the extent not otherwise inconsistent with the Plans, the Compensation Committee has the authority and discretion to amend the terms of future grants under the Plans and to terminate further grants under the Plans.

          Maximum Shares to be Awarded The number of shares of the Common Stock with respect to which options may be granted under the ESPP may not exceed 150,000 in the aggregate (subject to antidilution adjustments). The number of shares of the Common Stock with respect to which options may be granted under the Non-Qualified ESPP may not exceed 50,000 in the aggregate (subject to antidilution adjustments). Any shares subject to options granted under the Plans that are returned to the Plans may thereafter be available for further grants.

          Exercise Price of Options The price at which employees may exercise options will be the lesser of (i) 100% of the fair market value of the Common Stock on the first day of each fiscal quarter or (ii) 85% of the fair market value of the Common Stock on the date of exercise. At April 20, 1998, the closing price of the Common Stock on the Nasdaq National Market was $19.31 per share.

          Restrictions on Transfer Options under the Plans may not be transferred by an employee other than by will or by the laws of descent and distribution and may be exercised during the employee's lifetime only by the employee.

          Federal Income Tax Consequences The ESPP is intended to comply with the requirements of Section 423 of the Internal Revenue Code of 1986, as amended. As such, neither the grant of options under the ESPP nor the exercise of the options by employees will have any federal income tax consequences to either the Company or the employee. Under the Non-Qualified ESPP, the grant of options will have no federal income tax consequences to either the Company or the employee. The exercise of the options granted under the Non-Qualified ESPP, however, will result in taxable income to the employee in an amount equal to the difference between the purchase price and the fair market value on the date of exercise and will result in a corresponding deduction from taxable income for the Company (subject to the limitation on deductibility of executive compensation).

          Since there is no provision under the Plans for the payment of the exercise price through payroll withholding, the Company expects that the majority of employees who exercise options will immediately resell the underlying shares. In such event, the resale will result in taxable income to the employee in an amount equal to the difference between the net proceeds from the resale and the purchase price upon exercise of the option and will result in a corresponding deduction from taxable income for the Company (subject to the limitation on deductibility of executive compensation).

          Amendment The Board of Directors of the Company may at any time amend the Plans, provided that no such amendment shall be made without the approval of the stockholders of the Company to the extent approval is required by applicable laws, rules or regulations.

Grant Information

          Under the Plans, employees are entitled to apply up to 25% of their gross pay to the purchase of the Common Stock, with a limit of $25,000 per year under the ESPP and any remainder under the Non-Qualified ESPP. The table below sets forth certain information as to annual grants to be made under the ESPP and the Non-Qualified ESPP if approved, assuming that compensation is at the same level as at the end of the 1997 fiscal year, that the Board of Directors authorizes the maximum percentage of pay allowed under the Plans and that all employees participate in the Plans to the full extent allowed.

                                   Share Value of Annual Grants
                                                  Non-Qual-          Number
Name and Position                       ESPP      ified ESPP     of Shares (1)

Paul J. Maddon, M.D., Ph.D......         (2)        $112,500         5,825
 Chairman of the Board,
 President, Chief Executive
 Officer and Chief Science
 Officer

Robert J. Israel, M.D...........      $25,000         32,500         2,977
 Vice President, Medical
 Affairs

Robert A. McKinney..............       25,000          6,500         1,631
 Vice President, Finance and
 Operations and Treasurer

All current executive officers
 as a group.....................       50,000        151,500        10,434

All current directors who are not
 executive officers as a group (3)       -              -             -

All employees, including all
 current officers who are not
 executive officers, as a group.     $304,801           -           15,783

_______________
(1)Based on the assumption that the closing price of $19.31 on April 20, 1998 on the Nasdaq National Market will be the exercise price with respect to the options granted under the Plans.

(2)As the holder of a beneficial interest in more than 5% of the Common Stock, Dr. Maddon is not eligible for an option grant under the ESPP.

(3)Directors of the Company who are not also employees of the Company are not eligible to participate in the Plans.

Voting

          Under applicable rules of the Nasdaq Stock Market, the Plans must be approved by the affirmative vote of the holders of a majority of the shares of the Common Stock present, or represented, and entitled to vote at the meeting. Abstentions from voting on this proposal will have the effect of a "no" vote. Broker non-votes are not considered shares present, are not entitled to vote and therefore will not affect the outcome of the vote on this proposal.

          The Board of Directors of the Company deems the adoption of the Company's 1998 Employee Stock Purchase Plan and 1998 Non-Qualified Employee
Stock Purchase Plan to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal III.

      PROPOSAL IV:  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

          The Board of Directors has selected Coopers & Lybrand L.L.P. to serve as independent accountants for the fiscal year ending December 31, 1998. Coopers & Lybrand L.L.P. has served as the Company's independent accountants since 1994.

          A representative of Coopers & Lybrand L.L.P. is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions. Although it is not required to do so, the Board of Directors is submitting the selection of independent accountants for ratification at the meeting. If this selection is not ratified, the Board of Directors will reconsider its choice.

          A majority of the votes cast (excluding abstentions and broker non-votes) at the meeting in person or by proxy is necessary for ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants of the Company.

          The Board of Directors of the Company deems the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants of the Company to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal IV.


                                   FORM 10-K

          Stockholders may obtain without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December, 31, 1997 by directing written requests to Investor Relations, Progenics Pharmaceuticals, Inc., 777 Old Saw Mill River Road, Tarrytown, New York 10591.


                             STOCKHOLDER PROPOSALS

          All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company contemplated to be held in June 1999 must be received by the Company no later than December 31, 1998, for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.


                                OTHER BUSINESS

          The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

          The prompt  return of  your proxy  will be appreciated and helpful in
obtaining the  necessary vote.   Therefore, whether or not you expect to attend
the meeting, please sign the proxy and return it in the enclosed envelope.


                                   By order of the Board of Directors

                                   ROBERT A. MCKINNEY
                                   Secretary

Tarrytown, New York
May 1, 1998

                                                                     APPENDIX A

                        PROGENICS PHARMACEUTICALS, INC.


                         EMPLOYEE STOCK PURCHASE PLAN

                                150,000 Shares


1.   Purpose

     The purpose of the Employee Stock Purchase Plan (the "Plan") of Progenics Pharmaceuticals, Inc. (the "Company") is to attract, compensate and retain well qualified employees by providing them with an equity interest in the Company's success.

2.   Stock Subject to the Plan

     The Company may issue and sell a total of 150,000 shares of its common stock, par value $.0013 per share (the "Common Stock"), pursuant to the Plan. Such shares may be either authorized but unissued shares or treasury shares and may include shares that have been subject to unexercised options, whether such options have terminated or expired by their terms, by cancellation or otherwise.

3.   Administration

     The Plan shall be administered by a committee (the "Committee") consisting of the entire Board of Directors of the Company or of two or more non-employee directors thereof. The Committee shall have the power and authority as may be necessary to carry out the provisions of the Plan, including the interpretation and construction of the Plan and the option grants made under the Plan, the adoption of such rules and regulations as it may deem advisable and the termination of further option grants under the Plan.

4.   Eligibility

     Options under the Plan shall be granted only to employees of the Company, all employees of the Company are eligible to receive option grants and all employees granted options under the Plan shall have the same rights and privileges. Notwithstanding the foregoing, (i) no employee shall be granted an option if such employee, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, within the meaning of Section 423(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) no employee shall be granted an option which permits his rights to purchase stock under the Plan to accrue at a rate which exceeds $6,250 of the fair market value of such stock (determined at the time such option is granted) for each fiscal quarter in which such option is outstanding at any time. Furthermore, the Committee may in its sole discretion impose such restrictions on eligibility as may be permitted by Section 423(b)(4) of the Code.

5.   Option Grants

     Until such time as the Committee in its sole discretion terminates further option grants under the Plan, all eligible employees of the Company shall, on July 1, October 1, January 1 and April 1 of each year (the "Date of Grant") starting July 1, 1998, be granted an option to purchase the Common Stock, each such option to be subject and pursuant to the following terms and conditions:

          (a)  Option Term   The  term of each option shall be from the Date of
     Grant to the date six months after the Date of Grant (the "Date of Expiration").

          (b) Option Price The purchase price per share for each option (the "Option Price") shall be the lesser of (i) the fair market value of the Common Stock on the Date of Grant or (ii) 85% of the fair market value of the Common Stock on the Date of Exercise (as such term is defined below). As used herein, the fair market value of the Common Stock on the Date of Grant shall be the closing price of the Common Stock on the Nasdaq National Market on the date prior to the Date of Grant and the fair market value of the Common Stock on the Date of Exercise shall be the closing price of the Common Stock on the Nasdaq National Market on the Date of Exercise provided, however, that, if the employee exercising the option resells the shares on the Date of Exercise, the average selling price for such shares, before the payment of brokerage commissions and expenses, shall be the fair market value on the Date of Exercise. In the event the Common Stock ceases at any time to be traded on the Nasdaq National Market, the fair market value of the Common Stock shall be determined in such manner as may be set by the Committee.

          (c) Number of Option Shares Unless and until the Committee in its sole discretion determines otherwise, the number of shares subject to each option shall be the whole number equal to (i) up to 25% of each employee's total compensation during the fiscal quarter starting with the Date of Grant, as such percentage shall be determined by the Committee prior to the Date of Grant, divided by (ii) the lesser of the fair market value of the Common Stock on the Date of Grant or 85% of the closing price of the Common Stock on the Nasdaq National Market on the date prior to the Date of Exercise (or such other manner for determining the fair market value of the Common Stock on such date if not then traded on the Nasdaq National Market). In no event, however, shall the number of shares subject to any option exceed $6,250 divided by the fair market value of the Common Stock on the Date of Grant.

          (d) Exercise The date of exercise of each option (the "Date of Exercise") shall be a date during the three-month period starting with the date three months after the Date of Grant and ending on the Date of Expiration, as chosen by each employee. Exercise shall not be made with respect to less than the total number of shares subject to each option and shall be effected by delivering to the Company written notice of exercise at least one day prior to the Date of Exercise. Notwithstanding the foregoing, each employee who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall deliver to the Company written notice of exercise at least six months prior to the Date of Exercise and, absent such notice, shall be deemed to have made an irrevocable election to have the Date of Exercise be the Date of Expiration.

          (e) Payment Payment for the shares purchased upon exercise of each option (including the amount, if any, necessary to satisfy federal, state or local income tax withholding requirements) shall be in cash within five business days following the Date of Exercise and, in the event payment is not received, the Company may withhold the shares and cancel the option. Notwithstanding the foregoing, the Committee may in its sole discretion permit employees (i) to pay for shares acquired upon exercise of options by delivering shares of the Common Stock owned by such employee or (ii) to forgo payment for the shares and receive instead the net number of shares that would be received if such employee borrowed shares of the Common Stock for payment of the purchase price and returned the borrowed shares from the shares acquired upon exercise of the option.

          (f) Termination of Employment In the event an employee's employment with the Company terminates for any reason other than the employee's death, any option held by such employee shall forthwith terminate without any further rights on the part of the employee. In the event of an employee's death, the employee's estate, legal representative or beneficiary may exercise any option held by such employee at any time prior to the Date of Expiration with respect to such option. Nothing herein shall be deemed to confer any right of continued employment with the Company or to limit the right of the Company to terminate employment with any employee.

6.   Rights as a Stockholder

     Until such time as each option has been exercised and the shares acquired thereby have been issued and delivered to the employee pursuant to such exercise, the employee shall have no rights as a stockholder with respect to the shares of the Common Stock subject to the option.

7.   Nontransferability of the Option

     Any option granted under the Plan may not be assigned or transferred except by will or by the laws of descent and distribution and is exercisable during the life of the employee only by the employee.

8.   Compliance with Securities Laws

     If the shares to be issued upon exercise of any option granted under the Plan have not been registered under the Securities Act of 1933, as amended, and any applicable state securities laws, the Company's obligation to issue such shares shall be conditioned upon receipt of a representation in writing that the employee is acquiring such shares for his or her own account and not with a view to the distribution thereof and the certificate representing such shares shall bear a legend in such form as the Company's counsel deems necessary or desirable. In no event shall the Company be obligated to issue any shares pursuant to the exercise of an option if, in the opinion of the Company's counsel, such issuance would result in a violation of any federal or state securities laws.

9.   Change of Control

     In the event of a Change of Control (as such term is defined below), all outstanding options under the Plan shall immediately become fully exercisable and all of the rights and benefits relating thereto shall become fixed and not subject to change or revocation by the Company. As used herein, a Change of Control shall be deemed to have occurred if (i) any person within the meaning of Section 13(d) and 14(d) of the Exchange Act, other than the Company or any officer or director of the Company, becomes the beneficial owner, within the meaning of Rule 13d-3 under the Exchange Act, of 20% or more of the combined voting securities of the Company or (ii) a change of 20% or more in the composition of the Board of Directors of the Company occurs without the approval of the majority of said Board of Directors as it exists at the time immediately preceding such change in composition.

10.  Stock Adjustments

     (a) In the event of a stock dividend, stock split, recapitalization, merger in which the Company is the surviving corporation or other capital adjustment affecting the outstanding shares of the Common Stock, an appropriate adjustment shall be made, as determined by the Board of Directors of the Company, to the number of shares subject to the Plan and the exercise price per share with respect to any option granted under the Plan.

     (b) In the event of the complete liquidation of the Company or of a reorganization, consolidation or merger in which the Company is not the surviving corporation, any option granted under the Plan shall continue in full force and effect unless either (i) the Board of Directors of the Company modifies such option so that it is fully exercisable with respect to the number of shares measured by the then current compensation prior to the effective date of such transaction or (ii) the surviving corporation issues or assumes a stock option contemplated by Section 424(a) of the Code.

11.  Effectiveness of the Plan

     The Plan has been adopted on April 22, 1998 by resolution of the Board of Directors of the Company and shall become effective upon the approval by the affirmative votes of the holders of a majority of the Common Stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

12.  Amendment of the Plan

     The Board may at any time alter, amend, suspend or terminate the Plan in whole or in part, provided, however, that (i) no alteration, amendment, suspension or termination shall adversely affect the rights of an employee with respect to any outstanding options granted under the Plan and (ii) any amendment which must be approved by the stockholders of the Company in order to ensure that all transactions under the Plan continue to be exempt under Rule 16b-3 under the Exchange Act or any successor provision or to comply with any rule or regulation of a governmental authority, applicable securities exchange or Nasdaq National Market shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule or regulation.

                                                                     APPENDIX B

                        PROGENICS PHARMACEUTICALS, INC.


                  NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

                                 50,000 Shares


1.   Purpose

     The purpose of the Non-Qualified Employee Stock Purchase Plan (the "Plan") of Progenics Pharmaceuticals, Inc. (the "Company") is to provide employees of the Company with the same equity interest in the Company's success they would have under the Company's qualified Employee Stock Purchase Plan (the "Qualified Plan") but for the limitations imposed by Section 423 of the Internal Revenue Code (the "Code"), which limitations are set forth in Section 4 of the Qualified Plan.

2.   Stock Subject to the Plan

     The Company may issue and sell a total of 50,000 shares of its common stock, par value $.0013 per share (the "Common Stock"), pursuant to the Plan. Such shares may be either authorized but unissued shares or treasury shares and may include shares that have been subject to unexercised options, whether such options have terminated or expired by their terms, by cancellation or otherwise.

3.   Administration

     The Plan shall be administered by a committee (the "Committee") consisting of the entire Board of Directors of the Company or of two or more non-employee directors thereof. The Committee shall have the power and authority as may be necessary to carry out the provisions of the Plan, including the interpretation and construction of the Plan and the option grants made under the Plan, the adoption of such rules and regulations as it may deem advisable and the termination of further option grants under the Plan.

4.   Eligibility

     Options under the Plan shall be granted only to employees of the Company, all employees of the Company are eligible to receive option grants and all employees granted options under the Plan shall have the same rights and privileges. Notwithstanding the foregoing, no employee shall be granted an option if such employee (i) is eligible to be granted options under the Qualified Plan and (ii) is granted options under the Qualified Plan which permit his rights to purchase stock thereunder to accrue at a rate which is less than $6,250 of the fair market value of such stock (determined at the time such option is granted) for each fiscal quarter in which such option is outstanding at any time. Furthermore, the Committee may in its sole discretion impose such restrictions on eligibility as may be permitted by Section 423(b)(4) of the Code.

5.   Option Grants

     Until such time as the Committee in its sole discretion terminates further option grants under the Plan, all eligible employees of the Company shall, on July 1, October 1, January 1 and April 1 of each year (the "Date of Grant") starting July 1, 1998, be granted an option to purchase the Common Stock, each such option to be subject and pursuant to the following terms and conditions:

          (a)  Option Term   The  term of each option shall be from the Date of
     Grant to the date six months after the Date of Grant (the "Date of Expiration").

          (b) Option Price The purchase price per share for each option (the "Option Price") shall be the lesser of (i) the fair market value of the Common Stock on the Date of Grant or (ii) 85% of the fair market value of the Common Stock on the Date of Exercise (as such term is defined below). As used herein, the fair market value of the Common Stock on the Date of Grant shall be the closing price of the Common Stock on the Nasdaq National Market on the date prior to the Date of Grant and the fair market value of the Common Stock on the Date of Exercise shall be the closing price of the Common Stock on the Nasdaq National Market on the Date of Exercise provided, however, that, if the employee exercising the option resells the shares on the Date of Exercise, the average selling price for such shares, before the payment of brokerage commissions and expenses, shall be the fair market value on the Date of Exercise. In the event the Common Stock ceases at any time to be traded on the Nasdaq National Market, the fair market value of the Common Stock shall be determined in such manner as may be set by the Committee.

          (c) Number of Option Shares Unless and until the Committee in its sole discretion determines otherwise, the number of shares subject to each option shall be the whole number equal to (i) up to 25% of each employee's total compensation during the fiscal quarter starting with the Date of Grant, as such percentage shall be determined by the Committee prior to the Date of Grant, divided by (ii) the lesser of the fair market value of the Common Stock on the Date of Grant or 85% of the closing price of the Common Stock on the Nasdaq National Market on the date prior to the Date of Exercise (or such other manner for determining the fair market value of the Common Stock on such date if not then traded on the Nasdaq National Market) minus (iii) the number of shares subject to an option granted under the Qualified Plan with the same Date of Grant.

          (d) Exercise The date of exercise of each option (the "Date of Exercise") shall be a date during the three-month period starting with the date three months after the Date of Grant and ending on the Date of Expiration, as chosen by each employee. Exercise shall not be made with respect to less than the total number of shares subject to each option and shall be effected by delivering to the Company written notice of exercise at least one day prior to the Date of Exercise. Notwithstanding the foregoing, each employee who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall deliver to the Company written notice of exercise at least six months prior to the Date of Exercise and, absent such notice, shall be deemed to have made an irrevocable election to have the Date of Exercise be the Date of Expiration.

          (e) Payment Payment for the shares purchased upon exercise of each option (including the amount, if any, necessary to satisfy federal, state or local income tax withholding requirements) shall be in cash within five business days following the Date of Exercise and, in the event payment is not received, the Company may withhold the shares and cancel the option. Notwithstanding the foregoing, the Committee may in its sole discretion permit employees (i) to pay for shares acquired upon exercise of options by delivering shares of the Common Stock owned by such employee or (ii) to forgo payment for the shares and receive instead the net number of shares that would be received if such employee borrowed shares of the Common Stock for payment of the purchase price and returned the borrowed shares from the shares acquired upon exercise of the option.

          (f) Termination of Employment In the event an employee's employment with the Company terminates for any reason other than the employee's death, any option held by such employee shall forthwith terminate without any further rights on the part of the employee. In the event of an employee's death, the employee's estate, legal representative or beneficiary may exercise any option held by such employee at any time prior to the Date of Expiration with respect to such option. Nothing herein shall be deemed to confer any right of continued employment with the Company or to limit the right of the Company to terminate employment with any employee.

6.   Rights as a Stockholder

     Until such time as each option has been exercised and the shares acquired thereby have been issued and delivered to the employee pursuant to such exercise, the employee shall have no rights as a stockholder with respect to the shares of the Common Stock subject to the option.

7.   Nontransferability of the Option

     Any option granted under the Plan may not be assigned or transferred except by will or by the laws of descent and distribution and is exercisable during the life of the employee only by the employee.

8.   Compliance with Securities Laws

     If the shares to be issued upon exercise of any option granted under the Plan have not been registered under the Securities Act of 1933, as amended, and any applicable state securities laws, the Company's obligation to issue such shares shall be conditioned upon receipt of a representation in writing that the employee is acquiring such shares for his or her own account and not with a view to the distribution thereof and the certificate representing such shares shall bear a legend in such form as the Company's counsel deems necessary or desirable. In no event shall the Company be obligated to issue any shares pursuant to the exercise of an option if, in the opinion of the Company's counsel, such issuance would result in a violation of any federal or state securities laws.

9.   Change of Control

     In the event of a Change of Control (as such term is defined below), all outstanding options under the Plan shall immediately become fully exercisable and all of the rights and benefits relating thereto shall become fixed and not subject to change or revocation by the Company. As used herein, a Change of Control shall be deemed to have occurred if (i) any person within the meaning of Section 13(d) and 14(d) of the Exchange Act, other than the Company or any officer or director of the Company, becomes the beneficial owner, within the meaning of Rule 13d-3 under the Exchange Act, of 20% or more of the combined voting securities of the Company or (ii) a change of 20% or more in the composition of the Board of Directors of the Company occurs without the approval of the majority of said Board of Directors as it exists at the time immediately preceding such change in composition.

10.  Stock Adjustments

     (a) In the event of a stock dividend, stock split, recapitalization, merger in which the Company is the surviving corporation or other capital adjustment affecting the outstanding shares of the Common Stock, an appropriate adjustment shall be made, as determined by the Board of Directors of the Company, to the number of shares subject to the Plan and the exercise price per share with respect to any option granted under the Plan.

     (b) In the event of the complete liquidation of the Company or of a reorganization, consolidation or merger in which the Company is not the surviving corporation, any option granted under the Plan shall continue in full force and effect unless either (i) the Board of Directors of the Company modifies such option so that it is fully exercisable with respect to the number of shares measured by the then current compensation prior to the effective date of such transaction or (ii) the surviving corporation issues or assumes a stock option contemplated by Section 424(a) of the Code.

11.  Effectiveness of the Plan

     The Plan has been adopted on April 22, 1998 by resolution of the Board of Directors of the Company and shall become effective upon the approval by the affirmative votes of the holders of a majority of the Common Stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

12.  Amendment of the Plan

     The Board may at any time alter, amend, suspend or terminate the Plan in whole or in part, provided, however, that (i) no alteration, amendment, suspension or termination shall adversely affect the rights of an employee with respect to any outstanding options granted under the Plan and (ii) any amendment which must be approved by the stockholders of the Company in order to ensure that all transactions under the Plan continue to be exempt under Rule 16b-3 under the Exchange Act or any successor provision or to comply with any rule or regulation of a governmental authority, applicable securities exchange or Nasdaq National Market shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule or regulation.

                        PROGENICS PHARMACEUTICALS, INC.
                          777 Old Saw Mill River Road
                           Tarrytown, New York 10591

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Paul J. Maddon, M.D., Ph.D. and Robert A. McKinney, and each of them, as Proxies each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Progenics Pharmaceuticals, Inc.
held of record by the undersigned on May 1, 1998 at the Annual Meeting of Stockholders to be held on June 9, 1998 or any adjournments or postponements thereof.

1.   ELECTION OF DIRECTORS

          Nominees:
 Paul J. Maddon, M.D., Ph.D.        STOCKHOLDERS  MAY  WITHHOLD  AUTHORITY  TO
       Charles A. Baker             VOTE FOR  ANY NOMINEE  BY DRAWING  A  LINE
        Mark F. Dalton              THROUGH OR OTHERWISE STRIKING OUT THE NAME
    Stephen P. Goff, Ph.D.          OF SUCH  NOMINEE.   ANY PROXY  EXECUTED IN
     Elizabeth M Greetham           SUCH MANNER  AS NOT  TO WITHHOLD AUTHORITY
       Paul F. Jacobson             TO VOTE  FOR THE  ELECTION OF  ANY NOMINEE
 David A. Scheinberg, M.D., Ph.D.   SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

        _ GRANT authority  to vote for  _ WITHOLD  authority to
          the  seven   nominees  as  a    vote  for  the  seven
          group                           nominees as a group

2. Approval and adoption of an amendment to the Company's Amended 1996 Stock Incentive Plan increasing the maximum number of shares of the Company's Common Stock available thereunder for issuance from 1,050,000 to 2,000,000 shares

        _ FOR           _ AGAINST       _ ABSTAIN

3. Approval and adoption of the Company's 1998 Employee Stock Purchase Plan providing for the issuance of up to 150,000 shares of the Company's Common Stock and 1998 Non-Qualified Employee Stock Purchase Plan providing for the issuance of up to 50,000 shares of the Company's Common Stock

        _ FOR           _ AGAINST       _ ABSTAIN

4. Ratification of the Board of Directors' selection of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for the fiscal year ending December 31, 1998

        _ FOR           _ AGAINST       _ ABSTAIN

5. Authority to vote in their discretion on such other business as may properly come before the meeting

        _ FOR           _ AGAINST       _ ABSTAIN

     This proxy,  when properly  executed, will be voted in the manner directed
herein by  the undersigned  stockholder.   If no  direction is made, this proxy
will be voted for each of the proposals named above.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.


                                   Dated                        , 1998


                                                   (Signature)


                                           (Signature if held jointly)

                                   Please sign  exactly as name appears hereon.
                                   When shares  are held by joint tenants, both
                                   should sign.    When  signing  as  attorney,
                                   executor,    administrator,    trustee    or
                                   guardian, please  give full  title as  such.
                                   If  a   corporation,  please  sign  in  full
                                   corporate  name   by  president   or   other
                                   authorized  officer.     If  a  partnership,
                                   please   sign   in   partnership   name   by
                                   authorized person.